                                                                   Exhibit 99.17


                              FREE WRITING PROSPECTUS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]          SURF 2006-AB1
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS


                          $[466,211,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB1


                                   [SURF LOGO]


                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE


                               FEBRUARY [7], 2006



--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                              FREE WRITING PROSPECTUS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)          SURF 2006-AB1
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                 $318,868,844
Aggregate Original Principal Balance                    $319,754,463
Number of Mortgage Loans                                    1,760

                                            MINIMUM        MAXIMUM        AVERAGE (1)
                                            -------        -------        -----------
Original Principal Balance                  $38,000       $840,000         $181,679
Outstanding Principal Balance                $3,559       $839,155         $181,175

                                            MINIMUM        MAXIMUM    WEIGHTED AVERAGE (2)
                                            -------        -------    --------------------
Original Term (mos)                           180            360               357
Stated remaining Term (mos)                   174            358               353
Loan Age (mos)                                 2              10                4
Current Interest Rate                        4.900%         9.950%            6.875%
Initial Interest Rate Cap (3)                1.000%         5.000%            3.045%
Periodic Rate Cap (3)                        1.000%         2.000%            1.019%
Gross Margin (3)                             1.948%         8.010%            5.523%
Maximum Mortgage Rate (3)                   10.625%         16.950%          13.394%
Minimum Mortgage Rate (3)                    2.250%         9.950%            6.512%
Months to Roll (3)                             1              57                23
Original Loan-to-Value                       20.00%         80.00%           77.01%
Credit Score (4)                              620            806                672

                                            EARLIEST        LATEST
                                            --------        ------
Maturity Date                              08/01/2020     12/01/2035

                                          PERCENT OF                               PERCENT OF
LIEN POSITION                            MORTGAGE POOL  YEAR OF ORIGINATION       MORTGAGE POOL
-------------                            -------------  -------------------       -------------
1st Lien                                        100.00% 2005                             100.00%


OCCUPANCY                                               LOAN PURPOSE
Primary                                          94.32% Purchase                          57.28%
Second Home                                       1.25  Refinance - Rate/Term              3.15
Investment                                        4.43  Refinance - Cashout               39.57

LOAN TYPE                                               PROPERTY TYPE
Fixed Rate                                       23.21% Single Family                     68.91%
ARM                                              76.79  Rowhouse                           0.16
                                                        Townhouse                          0.42
AMORTIZATION TYPE                                       Condominium                        4.59
Fully Amortizing                                 58.71% Two- to Four-Family                9.31
Interest-Only                                    37.89  Planned Unit Development          16.58
Balloon                                           3.40  Manufactured Housing               0.02

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                             NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF MORTGAGE RATES      LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
-----------------------      -----     -----------     ----     ------     -----    -----------    ---       ---       --
5.500% or less                    22    $6,780,624        2.13%    5.274%     704      $308,210     71.07%  85.97%    30.22%
5.501% to 6.000%                 147    36,672,032       11.50     5.879      678       249,470     74.20   50.62     30.77
6.001% to 6.500%                 264    61,226,566       19.20     6.316      684       231,919     75.04   42.68     39.37
6.501% to 7.000%                 501    95,350,498       29.90     6.800      671       190,320     77.40   24.76     39.82
7.001% to 7.500%                 395    61,834,482       19.39     7.260      664       156,543     78.67   16.16     37.90
7.501% to 8.000%                 252    36,647,542       11.49     7.747      658       145,427     79.07    7.80     41.60
8.001% to 8.500%                 103    12,396,826        3.89     8.264      663       120,358     79.20    2.68     30.50
8.501% to 9.000%                  59     6,450,821        2.02     8.734      666       109,336     79.44    1.79     44.64
9.001% to 9.500%                  12     1,051,264        0.33     9.292      649        87,605     79.97    0.00      5.93
9.501% to 10.000%                  5       458,189        0.14     9.731      626        91,638     80.00    0.00      0.00
TOTAL:                         1,760  $318,868,844      100.00%    6.875%     672      $181,175     77.01%  27.42%    37.89%

annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                       OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
REMAINING MONTHS            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
TO STATED MATURITY           LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
------------------           -----     -----------     ----     ------     -----    -----------    ---       ---       --
169 to 180                        26    $4,339,830        1.36%    6.790%      647     $166,917     73.23%   40.70%    3.50%
229 to 240                         3       264,138        0.08     6.928       684       88,046     63.61    19.36     0.00
349 to 360                     1,731   314,264,877       98.56     6.876       672      181,551     77.07    27.24    38.40
TOTAL:                         1,760  $318,868,844      100.00%    6.875%      672     $181,175     77.01%   27.42%   37.89%

approximately 353 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES      LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
-----------------------      -----     -----------     ----     ------     -----    -----------    ---       ---       --
$50,000 or less                   29    $1,349,338        0.42%    8.177%      654      $46,529     68.38%   37.94%   13.78%
$50,001 to $100,000              468    35,814,082       11.23     7.423       662       76,526     78.19    29.14    18.24
$100,001 to $150,000             400    49,168,806       15.42     7.015       668      122,922     77.88    34.03    25.69
$150,001 to $200,000             282    49,193,692       15.43     6.941       665      174,446     76.80    25.71    34.74
$200,001 to $250,000             210    47,081,292       14.77     6.817       670      224,197     77.45    28.85    41.01
$250,001 to $300,000             123    33,884,547       10.63     6.802       673      275,484     75.98    20.53    49.93
$300,001 to $350,000              83    27,120,619        8.51     6.687       671      326,754     75.95    23.17    48.72
$350,001 to $400,000              62    23,306,392        7.31     6.573       680      375,910     78.00    27.18    43.95
$400,001 to $450,000              34    14,250,315        4.47     6.659       669      419,127     77.90    14.61    55.86
$450,001 to $500,000              24    11,545,960        3.62     6.611       687      481,082     75.51    33.29    46.02
$500,001 to $550,000              16     8,343,768        2.62     6.528       699      521,486     75.57    18.62    43.90
$550,001 to $600,000              13     6,878,415        2.16     6.658       689      529,109     78.88    41.46    33.78
$600,001 to $650,000               6     3,747,056        1.18     6.584       689      624,509     73.95    16.11    49.85
$650,001 to $700,000               5     3,384,208        1.06     6.432       721      676,842     71.45    19.88    40.40
$700,001 to $750,000               3     2,201,200        0.69     6.991       656      733,733     74.04    34.07   100.00
$750,001 to $800,000               1       760,000        0.24     6.250       752      760,000     80.00   100.00     0.00
$800,001 to $850,000               1       839,155        0.26     5.950       655      839,155     70.00   100.00     0.00
TOTAL:                         1,760  $318,868,844      100.00%    6.875%      672     $181,175     77.01%   27.42%   37.89%

approximately $181,175.

PRODUCT TYPES

                             NUMBER     AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
-------------                -----     -----------     ----     ------     -----    -----------    ---       ---       --
Balloon Loans                     22    $4,564,761        1.43%    6.726%      669     $207,489     75.72%   36.93%    0.00%
15 to 19 Year Fixed Loans         17     2,730,943        0.86     6.711       649      160,644     69.24    31.72     5.57
20 to 24 Year Fixed Loans          3       264,138        0.08     6.928       684       88,046     63.61    19.36     0.00
30 Year Fixed Loans              345    66,436,720       20.84     6.687       680      192,570     73.27    42.56     9.25
Six-Month LIBOR Loans              9     1,616,591        0.51     6.062       647      179,621     68.87    32.01     0.00
2/28 LIBOR Loans
(Six-Month LIBOR Index)        1,054   184,453,076       57.85     6.957       667      175,003     78.39    23.68    46.65
2/28 LIBOR Balloon Loans
(Six-Month LIBOR Index)           27     5,471,003        1.72     6.549       673      202,630     78.51    42.22     0.00
3/27 LIBOR Loans
(Six-Month LIBOR Index)          212    38,005,189       11.92     6.884       672      179,270     77.75    20.84    48.95
3/27 LIBOR Balloon Loans
(Six-Month LIBOR Index)            4       819,914        0.26     6.291       656      204,978     80.00    60.45     0.00
3/1 LIBOR Loans
(One-Year LIBOR Index)             1       140,000        0.04     5.200       737      140,000     80.00   100.00   100.00
5/25 LIBOR Loans
(Six-Month LIBOR Index)           66    14,366,510        4.51     7.016       696      217,674     76.84    10.39    67.75
TOTAL:                         1,760  $318,868,844      100.00%    6.875%      672     $181,175     77.01%   27.42%   37.89%

AMORTIZATION TYPE

                             NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE            LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
-----------------            -----     -----------     ----     ------     -----    -----------    ---       ---       --
Fully Amortizing               1,158  $187,196,206       58.71%    6.880%      667     $161,655     76.14%   28.47%    0.00%
Balloon                           53    10,855,678        3.40     6.604       670      204,824     77.45    41.37     0.00
24 Month Interest-Only           156    29,697,386        9.31     7.076       663      190,368     79.79    18.91   100.00
36 Month Interest-Only            45     8,098,294        2.54     6.931       680      179,962     79.72    13.71   100.00
60 Month Interest-Only           306    73,334,997       23.00     6.792       682      239,657     77.68    30.69   100.00
120 Month Interest-Only           42     9,686,284        3.04     7.049       701      230,626     77.32     4.28   100.00
TOTAL:                         1,760  $318,868,844      100.00%    6.875%      672     $181,175     77.01%   27.42%   37.89%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER     AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
STATE                        LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
-----                        -----     -----------     ----     ------     -----    -----------    ---       ---       --
Alabama                           15    $1,877,403        0.59%    6.868%      671     $125,160     79.93%   50.96%   19.64%
Arizona                           65    13,876,095        4.35     7.023       671      213,478     77.65    19.41    57.33
Arkansas                           3       204,573        0.06     7.496       730       68,191     71.60    25.00     0.00
California                       185    57,460,236       18.02     6.486       682      310,596     74.91    32.35    57.06
Colorado                          32     6,192,459        1.94     6.742       666      193,514     79.16    31.69    49.48
Connecticut                       25     5,436,103        1.70     6.648       680      217,444     75.96    24.87    15.35
Delaware                           3       669,456        0.21     6.862       681      223,152     79.58     0.00     0.00
Florida                          102    20,209,399        6.34     6.827       668      198,131     75.99    19.92    31.86
Georgia                           55     9,318,205        2.92     6.824       674      169,422     79.31    27.51    45.16
Idaho                              2       182,320        0.06     8.259       644       91,160     80.00     0.00   100.00
Illinois                         131    23,900,505        7.50     7.069       668      182,447     78.82    12.22    42.09
Indiana                           35     4,668,631        1.46     6.945       668      133,389     79.68    40.94    26.37
Iowa                              13     1,048,947        0.33     7.659       652       80,688     79.73    25.99    19.10
Kansas                            16     1,561,870        0.49     7.239       680       97,617     79.94    34.80    32.11
Kentucky                          24     2,399,661        0.75     7.282       667       99,986     78.88    11.49    33.56
Louisiana                          7       731,199        0.23     7.521       667      104,457     77.90    26.53    34.90
Maine                              6       877,766        0.28     6.927       663      146,294     73.74     0.00     0.00
Maryland                          40    10,008,160        3.14     6.612       679      250,204     74.20    26.01    41.18
Massachusetts                     19     5,812,283        1.82     6.610       673      305,910     77.63    24.69    18.89
Michigan                         116    14,229,929        4.46     7.266       663      122,672     79.32    37.99    33.62
Minnesota                         46     8,092,870        2.54     6.933       664      175,932     78.86    27.50    39.27
Mississippi                        1       181,902        0.06     6.490       671      181,902     80.00   100.00     0.00
Missouri                          54     5,714,152        1.79     7.318       658      105,818     79.47    39.05     7.03
Montana                            2       427,757        0.13     7.632       638      213,879     80.00     0.00    53.30
Nebraska                           4       536,200        0.17     6.925       642      134,050     80.00     0.00     0.00
Nevada                            40     8,948,424        2.81     6.815       666      223,711     78.14    31.93    69.04
New Hampshire                     10     1,673,189        0.52     7.140       669      167,319     77.39    16.72    46.28
New Jersey                        34     9,024,892        2.83     6.939       659      265,438     74.98    37.91    21.06
New Mexico                         2       605,284        0.19     7.449       659      302,642     72.61     0.00     0.00
New York                          65    21,249,082        6.66     6.606       682      326,909     72.92    21.00    35.21
North Carolina                    36     5,099,747        1.60     7.061       672      141,660     79.90    36.59    21.60
North Dakota                       2       214,920        0.07     7.321       628      107,460     79.76    56.49    43.51
Ohio                              77     8,833,700        2.77     7.067       665      114,723     79.76    32.88    31.01
Oklahoma                           8       662,895        0.21     7.077       667       82,862     78.35    54.32    14.27
Oregon                            18     2,994,517        0.94     6.478       668      166,362     78.08    36.09     6.08
Pennsylvania                      27     3,777,200        1.18     6.790       661      139,896     76.79    26.62    26.29
Rhode Island                      17     3,612,041        1.13     6.712       683      212,473     74.95    27.19    24.30
South Carolina                    22     3,050,188        0.96     7.045       680      138,645     78.50    35.81    22.84
South Dakota                       3       266,762        0.08     6.635       670       88,921     80.00    81.86    18.14
Tennessee                         89     9,104,182        2.86     7.151       656      102,294     79.25    33.42    19.88
Texas                            164    18,248,001        5.72     7.517       669      111,268     79.41    14.37    23.65
Utah                              18     2,354,529        0.74     6.968       678      130,807     78.30    32.52    67.27
Vermont                            1       102,400        0.03     6.250       768      102,400     80.00   100.00     0.00
Virginia                          48    10,116,011        3.17     6.767       663      210,750     74.18    42.97    38.63
Washington                        46     8,822,562        2.77     6.955       678      191,795     77.23    27.09    30.20
West Virginia                      2       209,679        0.07     6.900       655      104,840     80.00     0.00     0.00
Wisconsin                         29     4,185,359        1.31     7.022       668      144,323     77.80    26.75    13.82
Wyoming                            1        95,200        0.03     7.340       679       95,200     80.00     0.00   100.00
TOTAL:                         1,760  $318,868,844      100.00%    6.875%      672     $181,175     77.01%   27.42%   37.89%

(1) No more than approximately 0.48% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL           MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
--------------------         -----     -----------     ----     ------     -----    -----------    ---       ---       --
50.00% or less                    39    $6,370,249        2.00%    6.341%      678     $163,340     43.38%   34.26%   18.92%
50.01% to 55.00%                  15     3,235,489        1.01     6.092       674      215,699     52.28    30.66     4.64
55.01% to 60.00%                  29     5,642,568        1.77     6.370       689      194,571     57.79    23.31    19.02
60.01% to 65.00%                  40     9,428,787        2.96     6.436       671      235,720     62.71    44.63    21.87
65.01% to 70.00%                  62    15,236,473        4.78     6.561       657      245,750     69.09    24.28    22.88
70.01% to 75.00%                  96    20,879,662        6.55     6.512       680      217,496     73.83    44.58    28.35
75.01% to 80.00%               1,479   258,075,615       80.93     6.973       671      174,493     79.81    25.47    41.43
TOTAL:                         1,760  $318,868,844      100.00%    6.875%      672     $181,175     77.01%   27.42%   37.89%

Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was

MORTGAGE INSURANCE

                             NUMBER     AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
MORTGAGE                    MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
INSURANCE                    LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
---------                    -----     -----------     ----     ------     -----    -----------    ---       ---       --
No Mortgage Insurance          1,760  $318,868,844      100.00%     6.88%      672     $181,175     77.01%   27.42%   37.89%
TOTAL:                         1,760  $318,868,844      100.00%     6.88%      672     $181,175     77.01%   27.42%   37.89%

LOAN PURPOSE

                             NUMBER     AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                 LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
------------                 -----     -----------     ----     ------     -----    -----------    ---       ---       --
Purchase                         441   $96,725,274       54.44%    7.032%      686     $219,332     81.60%   19.45%  100.00%
Refinance - Cashout              267    72,346,554       40.72     6.727       684      270,961     82.77    42.65   100.00
Refinance - Rate/Term             34     8,591,204        4.84     6.647       692      252,682     86.08    37.46   100.00
TOTAL:                           742  $177,663,032      100.00%    6.889%      686     $239,438     82.29%   29.76%  100.00%

PROPERTY TYPE

                             NUMBER     AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE                LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
-------------                -----     -----------     ----     ------     -----    -----------    ---       ---       --
Single Family                  1,297  $219,737,275       68.91%    6.861%      670     $169,420     77.09%   30.00%   34.99%
Planned Unit Development         242    52,867,466       16.58     6.932       674      218,461     77.85    17.88    48.73
Two- to Four-Family              118    29,702,287        9.31     6.906       681      251,714     74.81    22.10    33.14
Condominium                       92    14,637,304        4.59     6.863       679      159,101     77.23    32.29    51.06
Townhouse                          7     1,348,781        0.42     6.466       661      192,683     78.21    56.92    53.76
Rowhouse                           3       505,775        0.16     6.650       695      168,592     74.84     0.00    23.71
Manufactured Housing               1        69,957        0.02     8.400       665       69,957     67.96     0.00     0.00
TOTAL:                         1,760  $318,868,844      100.00%    6.875%      672     $181,175     77.01%   27.42%   37.89%

DOCUMENTATION

                             NUMBER     AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
-------------                -----     -----------     ----     ------     -----    -----------    ---       ---       --
Stated Documentation           1,212  $222,757,649       69.86%    7.048%      673     $183,793     77.27%    0.00%   39.95%
Full Documentation               504    87,436,937       27.42     6.435       667      173,486     76.33   100.00    33.91
No Documentation                  22     4,380,158        1.37     6.391       678      199,098     76.15     0.00     2.74
Lite Documentation                16     2,616,405        0.82     7.291       712      163,525     76.50     0.00    60.89
No Ratio                           6     1,677,696        0.53     7.425       695      279,616     79.88     0.00    27.17
TOTAL:                         1,760  $318,868,844      100.00%    6.875%      672     $181,175     77.01%   27.42%   37.89%

OCCUPANCY

                             NUMBER     AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY                    LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
---------                    -----     -----------     ----     ------     -----    -----------    ---       ---       --
Primary                        1,651  $300,756,224       94.32%    6.852%      671     $182,166     77.10%   27.81%   39.38%
Second Home                       91    14,115,317        4.43     7.275       686      155,113     74.78    25.79     4.07
Investment                        18     3,997,304        1.25     7.235       697      222,072     77.84     3.86    45.21
TOTAL:                         1,760  $318,868,844      100.00%    6.875%      672     $181,175     77.01%   27.42%   37.89%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                             NUMBER     AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE          MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)                     LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
--------                     -----     -----------     ----     ------     -----    -----------    ---       ---       --
2                                 19    $3,215,551        1.01%    7.849%      650     $169,240     79.01%    9.47%    9.23%
3                                322    61,948,393       19.43     6.929       678      192,386     76.46    28.12    52.08
4                                547   107,483,878       33.71     6.917       667      196,497     77.16    24.38    40.77
5                                625   107,485,609       33.71     6.803       672      171,977     76.99    31.34    28.26
6                                192    29,773,157        9.34     6.885       673      155,069     77.79    25.16    37.48
7                                 46     6,783,923        2.13     6.598       684      147,477     78.38    23.70    33.73
8                                  5     1,027,746        0.32     5.649       669      205,549     61.32    17.99     0.00
9                                  3     1,032,910        0.32     6.811       673      344,303     73.78    40.52    59.48
10                                 1       117,676        0.04     4.900       620      117,676     80.00   100.00     0.00
TOTAL:                         1,760  $318,868,844      100.00%    6.875%      672     $181,175     77.01%   27.42%   37.89%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER     AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT         MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM                 LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
------------                 -----     -----------     ----     ------     -----    -----------    ---       ---       --
None                             335   $67,206,437       21.08%    7.070%      671     $200,616     78.27%   18.81%   45.21%
12 Months                         75    17,055,449        5.35     7.075       676      227,406     76.62    20.94    43.41
24 Months                        792   133,770,434       41.95     6.877       668      168,902     78.39    25.93    43.05
36 Months                        435    71,013,336       22.27     6.858       672      163,249     76.27    35.56    31.14
48 Months                          3       830,181        0.26     6.885       663      276,727     76.62     0.00    14.45
60 Months                        120    28,993,007        9.09     6.341       690      241,608     69.72    38.91    11.04
TOTAL:                         1,760  $318,868,844      100.00%    6.875%      672     $181,175     77.01%   27.42%   37.89%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 31 months.

CREDIT SCORES

                             NUMBER     AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES       LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
----------------------       -----     -----------     ----     ------     -----    -----------    ---       ---       --
620 to 625                       154   $27,000,951        8.47%    7.026%      623     $175,331     75.98%   39.27%   23.51%
626 to 650                       573    93,607,567       29.36     7.020       638      163,364     77.19    30.73    31.58
651 to 675                       455    79,614,698       24.97     6.916       662      174,977     77.33    28.48    38.41
676 to 700                       272    52,881,281       16.58     6.801       688      194,416     77.26    18.21    47.68
701 to 725                       127    25,821,430        8.10     6.709       713      203,318     77.24    13.16    42.88
726 to 750                        99    21,768,686        6.83     6.540       738      219,886     75.60    31.55    47.82
751 to 775                        49    11,032,077        3.46     6.599       762      225,144     77.37    28.63    40.77
776 to 800                        27     6,300,416        1.98     6.579       787      233,349     76.34    33.69    44.26
801 to 802                         4       841,739        0.26     6.374       803      210,435     72.01    25.69    41.34
TOTAL:                         1,760  $318,868,844      100.00%    6.875%      672     $181,175     77.01%   27.42%   37.89%

approximately 672.

CREDIT GRADE

                             NUMBER     AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE                 LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
------------                 -----     -----------     ----     ------     -----    -----------    ---       ---       --
PA1                              204   $46,044,569       14.44%    6.555%      750     $225,709     76.32%   27.54%   43.55%
PA2                              301    58,447,066       18.33     6.775       696      194,176     77.26    17.61    48.05
PA3                             1195   202,927,364       63.64     6.988       646      169,814     77.18    30.37    33.69
SA1                               27     5,819,734        1.83     6.510       695      215,546     76.35    15.77    41.06
SA2                               33     5,630,112        1.77     6.835       668      170,609     74.20    34.04    34.28
TOTAL:                         1,760  $318,868,844      100.00%    6.875%      672     $181,175     77.01%   27.42%   37.89%

GROSS MARGINS

                             NUMBER     AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS       LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
----------------------       -----     -----------     ----     ------     -----    -----------    ---       ---       --
1.501% to 2.000%                   1      $175,000        0.07%    6.290%      730     $175,000     73.84%    0.00%  100.00%
2.001% to 2.500%                  61    13,629,457        5.57     7.100       698      223,434     77.50     3.04    66.78
2.501% to 3.000%                   2       292,000        0.12     5.512       702      146,000     80.00   100.00    47.95
3.001% to 3.500%                  15     3,284,881        1.34     6.028       663      218,992     79.56    49.51    59.19
3.501% to 4.000%                  37     8,226,480        3.36     6.202       658      222,337     74.91    39.35    44.79
4.001% to 4.500%                  51    10,727,474        4.38     6.427       679      210,343     79.01    38.72    57.56
4.501% to 5.000%                 140    29,756,524       12.15     6.544       661      212,547     77.67    37.11    43.11
5.001% to 5.500%                 199    32,737,721       13.37     6.908       669      164,511     78.59    20.52    43.74
5.501% to 6.000%                 284    50,398,858       20.58     6.854       670      177,461     77.84    24.87    49.00
6.001% to 6.500%                 304    55,611,676       22.71     6.983       674      182,933     78.28    20.42    47.93
6.501% to 7.000%                 194    28,646,805       11.70     7.461       663      147,664     78.72    13.33    39.45
7.001% to 7.500%                  77    10,254,759        4.19     7.822       652      133,179     79.48    13.24    30.95
7.501% to 8.000%                   7     1,081,945        0.44     8.222       661      154,564     76.96     0.00    30.41
8.001% to 8.500%                   1        48,704        0.02     9.550       622       48,704     80.00     0.00     0.00
TOTAL:                         1,373  $244,872,283      100.00%    6.931%      670     $178,348     78.14%   23.10%   46.77%

approximately 5.523% per annum.

MAXIMUM MORTGAGE RATES

                             NUMBER     AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES               LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
--------------               -----     -----------     ----     ------     -----    -----------    ---       ---       --
11.500% or less                   20    $5,507,028        2.25%    5.639%      694     $275,351     72.37%   49.83%   59.74%
11.501% to 12.000%               103    22,763,347        9.30     6.007       682      221,003     75.48    39.93    31.16
12.001% to 12.500%               130    27,877,051       11.38     6.377       674      214,439     75.82    37.68    44.31
12.501% to 13.000%               196    40,114,860       16.38     6.650       668      204,668     77.86    30.80    40.70
13.001% to 13.500%               187    36,440,444       14.88     6.894       675      194,869     78.74    28.76    49.10
13.501% to 14.000%               254    44,861,704       18.32     6.987       669      176,621     79.26    16.59    54.40
14.001% to 14.500%               214    32,003,005       13.07     7.354       664      149,547     79.45     7.69    49.20
14.501% to 15.000%               150    21,992,668        8.98     7.782       659      146,618     79.55     5.99    52.47
15.001% to 15.500%                60     7,157,906        2.92     8.255       661      119,298     79.99     2.28    41.03
15.501% to 16.000%                46     4,900,107        2.00     8.719       663      106,524     79.99     0.00    58.76
16.001% to 16.500%                 9       844,683        0.34     9.319       650       93,854     79.96     0.00     7.38
16.501% to 17.000%                 4       409,478        0.17     9.711       625      102,370     80.00     0.00     0.00
TOTAL:                         1,373  $244,872,283      100.00%    6.931%      670     $178,348     78.14%   23.10%   46.77%

Rate Mortgage Loans was approximately 13.394% per annum.

NEXT RATE ADJUSTMENT DATE

                             NUMBER     AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC       IO
-------------------------    -----     -----------     ----     ------     -----    -----------    ---       ---       --
March 2006                         2      $330,040        0.13%    7.638%      665     $165,020     80.00%    0.00%    0.00%
April 2006                         4       408,519        0.17     5.729       658      102,130     80.00    82.61     0.00
May 2006                           1       180,000        0.07     6.700       624      180,000     78.26   100.00     0.00
June 2006                          1       606,298        0.25     4.990       641      606,298     50.83     0.00     0.00
July 2006                          1        91,735        0.04     7.700       624       91,735     80.00     0.00     0.00
June 2007                          2       217,045        0.09     6.715       682      108,522     73.04    32.11     0.00
July 2007                         33     4,554,345        1.86     6.456       669      138,010     78.36    20.58    42.12
August 2007                      129    19,010,053        7.76     6.823       663      147,365     79.02    29.73    35.10
September 2007                   382    61,117,760       24.96     6.857       666      159,994     78.20    25.33    31.87
October 2007                     349    67,917,151       27.74     7.017       666      194,605     78.57    22.38    47.90
November 2007                    176    35,174,994       14.36     7.026       677      199,858     78.00    24.03    71.75
December 2007                     10     1,932,731        0.79     8.125       659      193,273     80.00    10.14    10.68
June 2008                          2       204,404        0.08     6.472       739      102,202     80.00    56.36     0.00
July 2008                          4       470,948        0.19     7.083       728      117,737     80.00     0.00    16.55
August 2008                       17     2,636,014        1.08     6.900       692      155,060     77.64    13.20    51.77
September 2008                    61    10,444,541        4.27     6.789       668      171,222     77.89    35.51    37.59
October 2008                      82    16,332,954        6.67     6.821       664      199,182     77.87    17.10    54.83
November 2008                     45     8,109,821        3.31     6.966       685      180,218     77.50    19.62    53.37
December 2008                      6       766,420        0.31     7.641       640      127,737     77.12     0.00    11.80
May 2010                           1       614,400        0.25     7.875       634      614,400     80.00     0.00   100.00
July 2010                          3       401,015        0.16     6.941       712      133,672     80.00     0.00    72.79
August 2010                       16     3,442,722        1.41     7.258       706      215,170     76.94     2.12    84.83
September 2010                    35     7,542,599        3.08     6.972       698      215,503     76.83     0.99    65.18
October 2010                       8     1,714,655        0.70     6.647       696      214,332     79.47    55.18    19.83
November 2010                      3       651,120        0.27     6.452       680      217,040     64.52    61.30   100.00
TOTAL:                         1,373  $244,872,283      100.00%    6.931%      670     $178,348     78.14%   23.10%   46.77%